Financial risk management (Tables)	12 Months Ended
Dec. 31, 2020
Financial risk management [Abstract]
Sensitivity analysis for interest rate risk	The Group's exposure to the risk of changes in market interest rates arises primarily from financial investments and deposits both subject to variable interest rates, principally the CDI rate. The Group conducted a sensitivity analysis of the interest rate risks to which the financial instruments are exposed as of December 31, 2020. For this analysis, the Group adopted as a probable scenario for the future interest rates of 3.5% for the CDI (increase of 75%). As a result, financial income (with respect to financial investments) and financial expense (with respect to deposits) would be impacted as follows:

Transaction	Interest rate risk	Book Value	Scenario with maintaining of CDI (2%)	Probable scenario with increase of 75% (to 3.5%)

Financial investments	100% CDI	979,837	19,597	34,294
Deposits	160% CDI	766,086	(24,515)	(42,901)
Total			(4,918)	(8,607)

Disclosure of maturity analysis for non-derivative financial liabilities
The table below shows the PagSeguro Group’s non-derivative financial liabilities divided into the relevant maturity group based on the remaining period from the balance sheet date and the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Due within 30 days	Due within 31 to 120 days	Due within 121 to 180 days	Due within 181 to 360 days	Due to 361 days or more days

At December 31, 2020
Payables to third parties	8,348,127	1,146,135	300,058	299,645	7,544
Trade payables	332,733	2,806	—	—	—
Trade payables to related parties	—	46,945	5,063	6,328	—
Deposits	5,231	77,812	53,000	435,952	194,091

At December 31, 2019
Payables to third parties	4,308,095	686,808	173,884	157,503	—
Trade payables	235,838	19,472	—	600	371
Trade payables to related parties	—	22,187	—	—	—